Exhibit 10.9

PUBLIC HEALTH SERVICE

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT L-068-2002/0

AMENDMENT A-065-2003

This Amendment A-065-2003 (“Second Amendment”) of the Exclusive Patent License L-068-02/0 (“Agreement”), and of the First Amendment L-068-02/1 (“First Amendment”) of the Agreement, is made between the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), or the Food and Drug Administration (“FDA”), hereinafter singly or collectively referred to as (“PHS”), agencies of the United States Public Health Service within the Department of Health and Human Services (“DHHS”) through the Office of Technology Transfer, NIH, having an address at 6011 Executive Boulevard, Suite 325, Rockville, Maryland 20852-3804, U.S.A. and Procept, Inc., having offices at the address indicated on the Signature Page, hereinafter referred to as “Licensee”.

Whereas, PHS desires the Agreement to be amended a second time in order to resolve issues concerning the following: (a) Paragraph 6.04 and (b) Appendix E of said Agreement, in order to establish the time frame of sixty (60) days for the benchmark royalty payment; and

Whereas, PHS desires the First Amendment to be amended a first time in order to resolve issues concerning the following: (a) Paragraph 3 of the First Amendment L-068-02/1, in order to properly reflect a change in the language of the agreement from “Amended Appendix C will now read” to “Amendment to Appendix C shall now read,” and

Whereas, PHS and Licensee are willing to amend the terms of the Agreement and of the First Amendment to accommodate these issues.

Now Therefore, PHS and Licensee, intending to be bound, hereby agree that the following changes will be made to the Agreement and to the First Amendment:

1.                                       Amended Paragraph 6.04 of the Agreement will now read as follows:

Licensee agrees to pay PHS, within sixty (60) days of achieving a benchmark, the benchmark royalties as set forth in Appendix C.

2.                                       Amended Appendix E of the Agreement will now read:

APPENDIX E—Benchmarks and Performance

The company has established the following estimated timeline:

Activity	Timeframe
First filing of a Licensee or sublicensee-sponsored Investigational New Drug Application with The United States Food and Drug Administration (FDA) or foreign equivalent in a Major Market Country	2Q2002 NB: Extension into 3Q2002 is allowable, if filing date is in compliance with the CRADA.
Completion of enrollment of the first Licensee or sublicensee-sponsored Phase II or III clinical trial with the FDA or its foreign equivalent in a Major Market Country	2Q2004
First filing of a Product License Application or foreign equivalent in a Major Market Country	3Q2007
First receipt of Approval Letter by the FDA or foreign equivalent in a Major Market Country	1Q2008

The Licensee agrees to use their commercially reasonable best efforts to attain the aforementioned milestones for its performance under this agreement and, within sixty (60) days of achieving a milestone, shall notify the PHS that such milestone has been achieved.

3.                                       Amended Paragraph 3 of the First Amendment shall now read:

Amendment to Appendix C shall now read:

Licensee agrees to pay PHS sublicensing royalties as follows:

•                  The greater of Twenty-Two and One-Half Percent (22.5%) of the royalties received by Licensee or any of its Affiliates from Net Sales by any sublicensee, including Sublicensee, of Licensed Products or Licensed Processes or One and Four Fifths Percent (1.8%) of Net Sales by any sublicensee(s), including any subtier licensing.

SIGNATURES BEGIN ON NEXT PAGE

SECOND AMENDMENT TO PHS LICENSE AGREEMENT L-068-02/0

PHS SECOND AMENDMENT TO PATENT LICENSE AGREEMENT—EXCLUSIVE

SIGNATURE PAGE

For PHS:

/s/ Jack Spiegel	December 31, 2002
Jack Spiegel, Ph.D.	Date
Director, Division of Technology Development and Transfer
Office of Technology Transfer
National Institutes of Health

Mailing Address for Notices:

Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

For Licensee (Upon, information and belief, the undersigned expressly certify or affirm that the contents of any statements of Licensee made or referred to in this document are truthful and accurate.):

PROCEPT, INC.

369 Lexington Avenue
10th Floor
New York, NY 10017

By: Salvatore A. Bucci

Name:	/s/ Salvatore A. Bucci

Title: President and Chief Executive Officer

Date:	January 13, 2003

ACKNOWLEDGEMENT AND ACCEPTANCE

AOI Pharmaceuticals, Inc. (“AOIP”), by its signature below, acknowledges and agrees to the following:

1.                                       AOIP shall be bound by the terms of Amendments L-068-02/2 and L-068-02/1 to the Revised Licensing Agreement (L-068-02/0).

2.                                       AOIP shall be bound by the terms of Article 4 of the Revised License Agreement as amended by Amendment L-068-02/1.

3.                                       Amendments L-068-02/2 and L-068-02/1 to the Revised License Agreement (L-068-02/0) serve as Amendments to the Procept, Inc./AOIP Sublicensing Agreement.

For Sublicensee (Upon, information and belief, the undersigned expressly certify or affirm that the contents of any statements of Sublicensee made or referred to in this document are truthful and accurate.):

AOI PHARMACEUTICALS, INC.

An Access Oncology Company

750 Lexington Avenue

26th Floor

New York, NY 10022

By: Craig Henderson, M.D.

Name:	/s/ Craig Henderson

Title: Chief Executive Officer

Date:	February 10, 2003